                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                          ---------------------------

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                          Date of Report: May 3, 2001

                          ---------------------------

                            GENCOR INDUSTRIES, INC.

                          ---------------------------

     Incorporated                Commission             IRS Employer
    In the State of              File Number              ID Number
      Delaware                     0-3821                59-0933147


            5201 NORTH ORANGE BLOSSOM TRAIL, ORLANDO, FLORIDA 32810

                                 (407)290-6000

Item 4. Changes in Registrant's Certifying Accountant
        ---------------------------------------------

(a)  Current independent accountants

     (i) On May 3, 2001, the Company dismissed PricewaterhouseCoopers LLP as its independent accountants subject to completion of their audits of the Company's September 30, 1998 and 1999, financial statements.

     (ii) In connection with PricewaterhouseCoopers LLP audits during the period commencing January 10, 2000, the date of their engagement as independent accountants, through the date of this report on Form 8-K, there have been no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers would cause them to make reference thereto in their report on the financial statements for the years ended September 30, 1998 or 1999.

     (iii) During the course of performing the audit for the fiscal years ended September 30, 1998 and 1999, PricewaterhouseCoopers LLP provided the Company a summary of reportable conditions relating to the Company's system of internal controls. Upon the identification of the reportable conditions, the Company took corrective action.

     (iv) The Registrant has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated May 8, 2001, is filed as Exhibit 16 of this Form 8-K.

(b)  New independent accountants

     (i) The Registrant engaged Moore Stephens Lovelace, P.A. as its independent accountants for the audit of the fiscal 2000 consolidated financial statements as of May 7, 2001. During the two most recent fiscal years and through May 7, 2001, the Company has not consulted with Moore Stephen Lovelace, P.A. regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and either a written report was provided to the Registrant or oral advice was provided that Moore Stephens Lovelace, P.A. concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

     (ii) On August 29, 2000, the Registrant engaged Moore Stephens Lovelace, P.A. to perform certain agreed-upon procedures with respect to financial information of the Company for each of the three (3) quarters in the period ended June 30, 2000. Those procedures included a review, documentation and testing of the Company's control environment, including internal accounting control structure, review of selected account detail reconciliations to general ledger control totals, review of analysis of significant account balances, observation of the Company's annual physical inventory taking, analytical reviews and other procedures.

                                  SIGNATURES

        Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this to be on its behalf by the undersigned hereunto duly authorized.

                                                   GENCOR INDUSTRIES, INC.
                                                        (Registrant)


Date: May 8, 2001                                  By: /s/ John E. Elliott
                                                      ------------------------
                                                           John E. Elliott
                                                      Executive Vice President

[LOGO OF PRICEWATERHOUSECOOPERS]
--------------------------------------------------------------------------------
                                                      PricewaterhouseCoopers LLP
                                                      Citrus Center
May 3, 2001                                           Suite 1200
                                                      255 S. Orange Avenue
                                                      Orlando FL 32801
                                                      Telephone (407)843 1190
                                                      Facsimile (407)244 7601



Mr. E.J. Elliott
Chairman and President
Gencor Industries, Inc.
5301 North Orange Blossom Trail
Orlando, FL 32810


Dear Mr. Elliott:

This is to confirm that the client-auditor relationship between Gencor Industries, Inc. (Commission File Number 0-3821) and PricewaterhouseCoopers LLP will cease upon completion of the audits of the September 30, 1999 and 1998 financial statements.


Yours very truly,

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP


cc: Chief Accountant
    SECPS Letter File, Mail Stop 11-3
    Securities and Exchange Commission
    450 Fifth Street, N.W.
    Washington, D.C. 20549